UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2012

EBIX, INC.
(Exact name of registrant
as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (678) 281-2020

(Former name or former address, if changed since last report.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events re: Record Date for Annual Shareholders' Meeting
The Board of Directors of Ebix, Inc. (the “Company”) today unanimously approved a resolution establishing September 11, 2012, as the record date for determining the shareholders entitled to notice of and to vote at the 2012 annual meeting of the Company's shareholders.

The 2012 annual shareholders meeting will be held on November 13, 2012 at 11:00 AM, Eastern Standard Time, at the Westin Hotel 7 Concourse Parkway, Atlanta, GA 30328 adjacent to the Company's Atlanta, Georgia corporate headquarter offices. Proxy materials will be available for distribution on the Internet or otherwise distributed and furnished on or about October 1, 2012.

The information provided pursuant to this Item 8.01 is furnished and shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

	By:	/s/ Robert Kerris
Robert Kerris
Chief Financial Officer
and Corporate Secretary

September 11, 2012